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                                                                      EXHIBIT 32

The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350 and in accordance with SEC Release No. 33-8238. These certificates shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of VNUS Medical Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies, to his knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 3, 2004

                                          /s/ Brian E. Farley
                                          -------------------------------
                                          Brian E. Farley
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley of 2002, the undersigned officer of VNUS Medical Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies, to his knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 3, 2004

                                                   /s/ Timothy A. Marcotte
                                                   -----------------------------
                                                   Timothy A. Marcotte
                                                   Chief Financial  Officer
                                                   (Principal Financial Officer)

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.